UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park Livingston, New Jersey (Address of principal executive offices)	070340 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MLSS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Milestone Scientific Inc. (the “Company”) was held on December 17, 2019. At the Annual Meeting, the Company’s stockholders:

o	Elected six directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;
o	Approved an amendment to the Company's restated certificate of incorporation to increase the authorized number shares of Common Stock from 50,000,000 to 75,000000.
o	Approved,on an advisory basis, a non-binding resolution relating to compensation paid to Company's Executive Officers:
o	Recommend, on an advisory basis, a frequency of holding a non-binding resolution on executive compensation every three years; and
o	Ratified the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

PROPOSAL #001 ELECTION OF DIRECTORS INCLUDING DIRECTOR EXCEPTIONS
	SHARES FOR	SHARES WITHHELD	BROKER NON VOTES
LESLIE BERNHARD	25,161,277	75,311	12,641,655
LEONARD OSSER	25,161,152	75,436	12,641,655
LEONARD SCHILLER	25,161,352	75,236	12,641,655
MICHAEL MCGEEHAN	25,161,127	75,461	12,641,655
GIAN DOMENICO TROMBETTA	25,159,289	77,299	12,641,655
NEAL GOLDMAN	25,159,381	77,207	12,641,655

	SHARES FOR	SHARES AGAINST	SHARES ABSTAINING	BROKER NON VOTES
PROPOSAL #002 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	24,745,423	481,053	10,112	12,641,655

	SHARES FOR	SHARES AGAINST	SHARES ABSTAINING	BROKER NON VOTES
PROPOSAL #003 APPROVE, ON AN ADVISORY BASIS, EXECUTIVE COMPENSATION	24,931,545	286,077	18,966	12,641,688

	1 YEAR	2 YEAR	3 YEARS	ABSTAIN
PROPOSAL #004 FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	7,605,965	102,876	17,517,738	10,009

	SHARES FOR	SHARES AGAINST	SHARES ABSTAINING	BROKER NON VOTES
PROPOSAL #005 RATIFY FRIEDMAN LLP AS INDEPENDENT AUDITORS	37,347,374	420,521	110,348	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.
Dated: December 19, 2019	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer